AAM/Insight Select Income Fund

Class A (Ticker Symbol: CPUAX)

Class C (Ticker Symbol: CPUCX)

Class I (Ticker Symbol: CPUIX)

Class Y (Ticker Symbol: CPUYX)

A series of Investment Managers Series Trust

Supplement dated August 22, 2018, to the

Summary Prospectus dated October 24, 2017.

Effective immediately, the first three paragraphs under the “Principal Investment Strategies” section beginning on page 2 of the Summary Prospectus are replaced with the following:

Principal Investment Strategies

The Fund invests in a diversified basket of debt securities designed to generate a high rate of current income. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds such as:

•	U.S. corporate debt obligations,
•	Non-U.S. corporate and sovereign debt obligations (including emerging markets),
•	Residential and commercial mortgage-backed securities,
•	Asset-backed securities,
•	U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), and
•	Convertible bonds

The Fund primarily invests in bonds rated investment grade (that is, securities rated in the “Baa”/“BBB” categories or above by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-advisor) at the time of purchase. However, the Fund may invest up to 25% of its total assets in fixed-income securities (also called “high yield bonds” or “junk bonds”) or, if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-advisor.

The Fund may invest in domestic master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”). MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. For the purposes of achieving the Fund’s investment objective and hedging risk, the Fund may also invest in exchange-traded funds (“ETFs”) and in derivative instruments, including futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), swaps (including total return, equity, currency, interest rate and credit default swaps), forward contracts (including foreign currency forward contracts) and to be announced (“TBA”) securities.

Effective immediately, the following risk disclosures are added under the “Principal Risks of Investing” sections beginning on page 3 of the Summary Prospectus:

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Swaps Risk. Swaps may involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk of that the counterparty may default on the obligation, and may be difficult to value. Swaps may also be considered illiquid.

To Be Announced (TBA) Securities Risk. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Please file this Supplement with your records.